EXHIBIT 10.2

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

NXT NUTRITIONALS HOLDINGS, INC.

Series A Warrant To Purchase Common Stock

Warrant No.:___
Number of Shares of Common Stock: ____
Date of Issuance: [__________], 2009 ("Issuance Date")

FOR VALUE RECEIVED, the undersigned, NXT Nutritionals Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [____] (the “Holder”) or its registered assigns with an address at [______], or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issuance Date up to 5:00 p.m., E.S.T on [___________], 2014 (the “Expiration Date”), up to [____] (___) fully paid and nonassessable shares of the Common Stock of the Company (the “Warrant Shares”).  This Warrant is being issued in connection with the Convertible Debenture (the “Debenture”) issued to the Holder as of the date hereof pursuant to the Company’s Confidential Term Sheet dated February 17, 2009 (the “Offering”).

1.           Exercise of Warrant.

(a)           Exercise Price. This Warrant shall be exercisable to purchase shares of the Company’s common stock at an exercise price of $0.40 per share subject to adjustment set forth in Section 3 hereto.

(b)           Method of Exercise.  From and after the Issuance Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, (i) upon exercise of this Warrant in whole in accordance with the terms of subsection 1(b)(i), (ii) upon exercise of this Warrant in part in accordance with subsection 1(b)(ii), or (iii) by “cashless exercise” in accordance with the provisions of subsection 1(b)(iii), shares of common stock of the Company.

(i)  Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of exercise attached as Exhibit A hereto (the “Exercise Notice") duly executed by such Holder and surrender of the original Warrant within seven (7) business days of exercise, to the Company at its principal office accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by (x) multiplying the number of shares of common stock for which this Warrant is then exercisable by (y) the Exercise Price.

(ii) Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1(b)(i) except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (x) the number of shares of common stock designated by the Holder in the Subscription Form by (y) the Exercise Price.  On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of common stock for which such Warrant may still be exercised.

(iii) Cashless Exercise. Notwithstanding any provision herein to the contrary, if a registration statement under the Securities Act providing for the resale of the Warrant Shares in accordance with the Registration Rights set forth in Section 8 hereof is not in effect within one (1) year after the Issuance Date, the Holder may elect to exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Series A Exercise Notice attached hereto as Exhibit A, in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y)
B

Where	X =	the number of shares of Common Stock to be issued to the Holder.

	Y =	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

	A =	the Warrant Price.

	B =	the Per Share Market Value of one share of Common Stock on the Trading Day immediately preceding the date of such election.

For the purpose of this subsection 1(b)(iii), Trading Day means a day on which the Common Stock is quoted in the OTC Bulletin Board as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting price). Per Share Market Value means the last closing price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board at the close of business on such date, or if there is no closing price on such date, then the last closing bid price.

(c)           Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five (5) business days after such exercise.

(d)           Compliance with Securities Law.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

(ii)  Except as provided otherwise in this Warrant, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THE WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED

 (iii) Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D promulgated under the Securities Act.

(e)           Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder fails to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

(f)           Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of common stock (or other securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled.

2.           Adjustments of Warrant.

(a)           Reorganization, Consolidation, Merger, Not Constituting Liquidity Event.  In case at any time or from time to time, the Company shall (a) effect a reorganization, or (b) consolidate with or merge into any other person, which in either case does not constitute a Liquidity Event (as defined herein), then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company to the Exercise Price and the numbers of Warrant Share that may be purchased upon the exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof any time after the consummation of such event, to the extent this Warrant is not exercised prior to such event, to receive at the Exercise Price in effect at the time immediately prior to the consummation of such event, the securities, cash and property to which such Holder would have been entitled upon the consummation of the such event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments as provided in Section 3(e), and in such case, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the common stock receivable on the exercise of this Warrant after the consummation of such event.

(b)           Liquidity Event.  The Company shall provide the Holder with at least ten (10) business days written notice of the anticipated closing of a Liquidity Event and Holder shall be permitted to make its exercise of this Warrant contingent upon the closing of such Liquidity Event. For the purpose of this Warrant, Liquidation Event is means any of the following:  (i) a merger of the Company into or with another person or any sale or transfer of the equity interests of the Company in any such case in which the equity holders of the Company immediately prior to such transaction possess less than 50% of the Company’s or the surviving entity's issued and outstanding equity interests immediately after such transaction; or (ii) the sale by the Company of all or substantially all of its assets.

(c)           Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 3.

(d)           Issuance of Additional Shares of Common Stock.  In the event the Company shall at any time following the Issuance Date issue any additional shares of Common Stock or securities convertible into shares of Common Stock, except for the issuance of Common Stock upon conversion of the Debentures, the issuance of Common Stock upon exercise of the Series B Warrants or employee stock options, at a price per share less than the Exercise Price then in effect or without consideration, then the Exercise Price upon each such issuance shall be adjusted to the price equal to the consideration per share paid for such additional shares of Common Stock.

(e)           Stock Dividends, Subdivisions and Combinations.  If at any time the Company shall:

              i.           make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

              ii.           subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

              iii           combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is convertible immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Exercise Price then in effect shall be adjusted to equal (A) the Exercise Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

           (f)       Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of common stock (or other securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of common stock (or other securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of common stock (or other securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of common stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant.

3.           Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock from time to time issuable on the exercise of the Warrant.  This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

                4           Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in lots of no less than 25% of the shares of Warrant Stock or such other amount as the Company may agree to in writing. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

5.           Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

6.           Transfer on the Company's Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

7.           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company to:

NXT Nutritionals Holdings, Inc.
Attn.: Mike McCarthy
56 Jackson Street
Holyoke, MA 01040
Tel.: (413) 533-9300
Fax: (413) 375-0044

With a copy (which does not constitute a notice) to:

Anslow & Jaclin, LLP
Attn.: Kristina L. Trauger, Esq.
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
Tel.: (732) 409-1212
Fax: (732) 577-1188

If to the Holder, to the address listed on the first paragraph of this Warrant.

8.         Registration Rights.  The shares of Common Stock underlying the Warrants are subject the same registration rights as provided in the Convertible Debentures issued as of the date hereof.

9.           Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Delaware. Any dispute relating to this Warrant shall be adjudicated in the State of Delaware.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Series A Warrant to purchase Common Stock to be duly executed as of the Issuance Date set out above.

NXT NUTRITIONALS HOLDINGS, INC.

By:
Name: Francis McCarthy
Title: Chief Executive Officer

Exhibit A

SERIES A EXERCISE NOTICE
(to be signed only on exercise of Warrant)
NXT NUTRITIONALS HOLDINGS, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase __________________ shares of Common Stock of NXT Nutritionals Holdings, Inc. covered by the within Warrant.

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise_______                                                      Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________. The Issuer shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is ____________.

X = Y - (A)(Y)
B

 Where:
The number of shares of Common Stock to be issued to the Holder __________________(“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised ___________________________ (“Y”).

The Warrant Price ______________ (“A”).

The Per Share Market Value of one share of Common Stock _______________________ (“B”).

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________whose address is:
___________________________________________________________________________________________
___________________________________________________________________________________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________
(Signature must conform to name of holder as specified on the face of the Warrant)

Exhibit B

SERIES A FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of common stock of NXT Nutritionals Holdings, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of NXT Nutritionals Holdings, Inc. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, ___________
(Signature must conform to name of holder as specified on the face of the warrant)
Signed in the presence of:

(Name)
(address)

ACCEPTED AND AGREED:
[TRANSFEREE]
(address)

(Name)